Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of December 16, 2007 (this “Amendment”) is entered into between and among CENTRO NP LLC, a Maryland limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent.  Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement (defined below), as amended hereby.

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement dated as of July 31, 2007 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders amend the Credit Agreement in accordance with the terms hereof; and

WHEREAS, the Administrative Agent and Lenders have agreed, based on Borrower’s request, to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.                                       Amendments to Credit Agreement.

(a)                                  The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Maturity Date”:  the earlier of (a) February 15, 2008, or (b) the date on which the Notes shall become due and payable, whether by acceleration or otherwise.

                                                (b)                                 From and after the effective date of this Amendment, the table set forth within the definition of Applicable Margin shall be deemed restated as set forth below; provided, that prior to the occurrence of an Event of Default, the Borrower shall only be obligated to pay the Applicable Margin in effect immediately prior to giving effect to this Amendment (the “Prior Margin”), and the differential between the Applicable Margin per annum as calculated giving effect to the table set forth below and the Prior Margin shall accrue and become due and payable on the Maturity Date.

Pricing Level	LIBOR Loans/Letter of Credit Commission Fee	Prime Rate Loans	Applicable Facility Fee Percentage

All Pricing Levels	1.75%	1.75%	0.225%

2.                                       Additional Provisions.  The Borrower and the Lenders hereby agree that, notwithstanding anything set forth herein or in the Credit Agreement to the contrary:

(a)                                  Additional Events of Default.  It shall constitute an immediate Event of Default under the Credit Agreement, irrespective of any otherwise applicable grace period, if, from and after the date hereof:

(i)                                     the Borrower shall make any Restricted Payment (as defined below) except for Restricted Payments necessary for Super to make regularly scheduled payments of interest under the Bridge Loan Agreement as and when due and except for (without duplication) Restricted Payments necessary to enable Super to comply with any REIT Distribution Requirement (as defined in the Bridge Loan Agreement as in effect on the date hereof); or

(ii)                                  any voluntary or involuntary bankruptcy case or proceeding shall be commenced, or any trustee shall be appointed or receivership, winding up or similar proceedings commenced, by or against any of the Centro Entities (as defined below) and/or any of the Super Entities (as defined below) or their respective subsidiaries or affiliates until title 11 of the United States Code, as amended, or otherwise, or any other similar law of any foreign jurisdiction; or

(iii)                               an event of default shall at any time exist (whether or not such event of default is subsequently waived by the applicable lenders in respect thereof) (x) in respect of the Bridge Loan Agreement, but only to the extent that such event of default shall cause the obligations thereunder to be accelerated, (y) any of the revolving credit and term loan facilities provided by KeyBank National Association or its Affiliates to any of the Super Entities (as defined below), including without limitation Centro GA American LLC, Galileo Sub LLC, or various subsidiaries of Super and CWAR 14 LLC (collectively, the “KeyBank Facilities”), but only to the extent that such event of default shall cause the obligations thereunder to be accelerated, or (z) under any other credit facility provided to the Super Entities (as defined below) and any of their respective direct and indirect parent entities and subsidiaries (all such entities, collectively, the “Centro Entities”), that is material to the financial condition or business affairs of the Centro Entities taken as a whole, including for avoidance of doubt the Australian Credit Facility (as  defined in the Bridge Loan Agreement as in effect on the date hereof) but excluding the Bridge Loan Agreement and the KeyBank Facilities; or

                                                                                                (iv)                              Super, or any of its direct or indirect Subsidiaries (collectively, the “Super Entities”), other than the Borrower in respect of the Credit Agreement, shall (x) make any prepayment of principal (whether mandatory or optional) in respect of its, or their, respective obligations to its, or their, respective lenders (other than the KeyBank Facilities, but otherwise including, without limitation, any payments of principal with respect to the Bridge Loan Agreement) other than, subject in all cases to Section 2(a)(i) hereof, all regularly scheduled debt service payments required to be made on mortgages or other similar financing agreements for any of the Super Entities and mandatory prepayments by any such Super Entity in respect of proceeds of collateral from asset dispositions, casualty or condemnation, provided that such proceeds are provided to the appropriate administrative agent or lender under the relevant credit agreement with a lien on such collateral, or (y) grant, suffer the imposition of or permit (whether voluntarily or involuntarily) any liens or security interests upon any of its respective assets or property of any nature whatsoever in favor of any person, entity, partnership, corporation or creditor other than the Administrative Agent or the Lenders, other than Permitted Encumbrances (as defined in the Bridge Loan Agreement as in effect on the date hereof but excluding those described in clause (g) and (l) thereof); or

                                                                                                (v)                                 any of the Super Entities shall borrow additional amounts (or repay and reborrow) or obtain new letters of credit under any of the KeyBank Facilities; or

                                                                                                (vi)                              the Borrower or Guarantors shall fail to comply with any obligations under this Amendment, including without limitation those obligations set forth in clause (d) below; or

                                                                                                (vii)                           (x) any of the Australian Credit Facility, the Bridge Loan Agreement or the KeyBank Facilities are terminated or modified in any material respect or (y) any extension agreement required to be entered into as a condition precedent to the effectiveness of this Amendment terminates or lapses in accordance with its terms or is amended or modified in any material respect, or (z) any of the Centro Entities terminate or modify in any material respect the transactions contemplated by any such extension agreement or an event of default occurs under any loan agreement or other material financing agreement or contract to which any of the Centro Entities is a party that is material to the financial condition or business affairs of the Centro Entities taken as a whole (other than the KeyBank Facilities or the Bridge Loan Agreement); or

(viii)                        without the prior written consent of all of the Lenders, if any Centro Entity or any Super Entity, respectively, grants, suffers the imposition of or permit (whether voluntary or involuntary) any liens or security interests upon any of its respective assets or property of any nature whatsoever in favor of any person, entity, partnership, corporation or creditor other than the Lenders, except for Permitted Encumbrances (as defined in the Bridge Loan Agreement as in effect on the date hereof, but excluding subparagraphs (g) and (l) of such definition).

As used herein, the term “Restricted Payment” shall mean, as to any Person, any dividend or other distribution by such Person (whether in cash, securities or other property) with respect to any shares of any class of equity securities or beneficial interests of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares or beneficial interests or any option, warrant or other right to acquire any such shares or beneficial interests.

(b)                                 No Additional Borrowings.  From and after the date hereof, the Borrower shall not request and the Lenders shall have no obligation to make any extensions of credit under the Credit Agreement, including the making of any Loans or Letters of Credit (but excluding the one-time extension of any Letters of Credit previously issued and outstanding, subject to the other terms and conditions in the Credit Agreement).

(c)                                  Additional Obligations.  From and after the date hereof, the Borrower shall, in addition to and not in lieu of any other obligations under the Credit Agreement:

(i)                                     deliver to the Administrative Agent, on or before 5:00 p.m. prevailing eastern time on December 31, 2007, (x) the then-most current quarterly and monthly financial statements for the Centro Entities, including, without limitation, balance sheet and statements of income and cash flow, in each case in reasonable detail and prepared in a manner consistent with historical reporting practices, (y) a 30-day cash flow report for the Centro Entities and for Super and its respective Subsidiaries (excluding Joint Venture Entities, as defined in the Bridge Loan Agreement as in effect on the date hereof) (the “Super Entities”), respectively, and (z) a current organizational chart for the Centro Entities detailing ownership of assets by legal entity;

(ii)                                  cause the Super Entities and the Guarantors to cooperate fully with the Lenders and their respective agents and professionals (legal and financial), including in connection with any financial review or appraisal of the businesses, assets or financial condition of the Super Entities, to provide such Lenders and their agents and professionals with all reasonably requested information, in all cases at the expense of the Super Entities, and to pay promptly all reasonable out-of-pocket expenses of the Lenders, including, without limitation, in respect of such legal and financial professionals, whether related to this Amendment or incurred in connection with the negotiations related to the Credit Agreement prior hereto, within two (2) business days of presentment of any summary invoice by any Lender or its respective legal or financial professionals (it being understood and agreed that the presentment of such summary invoice shall not constitute a waiver of the attorney-client privilege or any other applicable privilege);

(iii)                               cause each Super Entity and each Guarantor, upon the prior request of any Lender, to grant such Lender and its professionals (including, without limitation, its lawyers, accountants and appraisers) during business hours reasonable access to, and to, as promptly as practical, schedule meetings and conference calls with, management personnel and any financial advisors or restructuring consultants retained by the Super Entities or Guarantors; and

(iv)                              cause the Guarantors and each of the Super Entities to (A) provide the Lenders with updates on the progress of negotiations in respect of all material transactions contemplated by the Centro Entities to refinance or restructure any outstanding indebtedness, and (B) notify the Lenders with respect to the occurrence of any Trigger Event (as defined in that certain extension letter agreement dated as of the date hereof among the parties to the Bridge Loan Agreement) promptly after becoming aware of the existence of any circumstances giving rise to such Trigger Event and in any event within one Business Day.

                                                (d)                                 Extension  Fee.  The Borrower shall pay to the Administrative Agent (for the benefit of the Lenders) an extension fee (the “Extension Fee”) under the Loan Documents equal to $3,292,952 (which Extension Fee shall be payable to the Lenders based on their respective Commitment Percentages); provided, that (i) the Extension Fee shall be deemed fully earned on the effective date of this Amendment, but the Borrower shall not be required to remit payment of the Extension Fee to the Administrative Agent until the Maturity Date; and (ii) if the Extension Fee is not paid on the Maturity Date, the Borrower shall pay default interest (from and after such date) on that unpaid amount in accordance with the Loan Documents.  The Lenders shall credit the Extension Fee against any fees payable to the Lenders with respect to any other credit facility entered into to consolidate or refinance the Debt under the Loan Documents (it being acknowledged that the Lenders have not entered into or made any commitment to extend any such other credit facility to consolidate or refinance the obligations under the Loan Documents).

                                                (e)                                  Liens.  The Borrower and the Guarantors hereby agree, without the prior written consent of all of the Lenders, not to grant, suffer the imposition of or permit (whether voluntary or involuntary) any liens or security interests upon any of its respective assets or property of any nature whatsoever in favor of any person, entity, partnership, corporation or creditor other than the Lenders, except for Permitted Encumbrances (as defined in the Bridge Loan Agreement, but excluding subparagraphs (g) and (l) of such definition).

3.                                       Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                  a counterpart of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

(b)                                 duly executed and effective copies of corresponding amendments (for avoidance of doubt, extending the maturity of the underlying obligations to no sooner than January 30, 2008) in respect of the Bridge Loan Agreement, the KeyBank Facilities and the Australian Credit Facility; and

(c)                                  such other documents, instruments and agreements as the Administrative Agent may reasonably request.

The Lenders acknowledge that the above clauses (b) and (c) shall be satisfied upon delivery of signature pages by the Lenders.

4.                                       Representations.  The Borrower and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

(a)                                  Authorization.  The Borrower and each Guarantor, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, and under the Loan Documents in accordance with their respective terms.  This Amendment has been duly executed and delivered by Authorized Signatories of the Borrower and each Guarantor, respectively, and each of this Amendment, the Credit Agreement, as amended by this Amendment, and each of the Loan Documents is a legal, valid and binding obligation of the Borrower and each Guarantor (each as applicable), enforceable against the Borrower and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b)                                 No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(c)                                  Reaffirmation of Representations.  All representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof (except to the extent any such representation or warranty expressly relates to an earlier date) with the same force and effect as if such representations and warranties were set forth in this Amendment in full and given on and as of the date hereof; provided, that the Borrower has disclosed that the Pledge Agreement (as defined in the Bridge Loan Agreement) may constitute a default in certain underlying loan agreements with respect to individual properties owned by certain of the Super Entities.

5.                                       Reaffirmation of Guaranty.

(a)                                  Each of the Subsidiary Guarantors hereby reaffirms its respective continuing guaranty obligations to the Administrative Agent and the Lenders under the applicable Guaranty and agree that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such guaranties or the Credit Agreement or the applicable Guaranty or reduce, impair or discharge their obligations thereunder.

(b)                                 Each of the Centro Parties hereby reaffirms its respective continuing guaranty obligations to the Administrative Agent and the Lenders under the Centro Party Guaranty and agree that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such guaranties or the Credit Agreement or the Centro Party Guaranty or reduce, impair or discharge their obligations thereunder.

6.                                       Loan Document.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and this Amendment shall be deemed a Loan Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any waiver provisions).  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

7.                                       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

8.                                       Sharing of Information.  The Borrower and each Guarantor hereby agrees to allow the Administrative Agent and the Lenders and their respective officers and agents to participate in conversations and meetings and exchange confidential information regarding any of the Centro Entities (including without limitation relating to transactions and potential transactions under the Credit Agreement and/or other material financing agreements, or the business, operations, financial condition or prospects of the Centro Entities) with each of the other Lenders, any other lender to the Centro Entities, any advisors to any of the Centro Entities or lender to the Centro Entities, and any other entities participating in or contemplating transactions with any Centro Entity.  All such conversations and meetings and exchanges of confidential information shall be subject to Section 11.16 of the Loan Agreement, as modified by the immediately preceding sentence.

9.                                       Release.  The Borrower and each Guarantor hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Agreement or any of the Loan Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Administrative Agent’s willingness to enter into this Amendment, hereby releases the Administrative Agent and the Lenders, and each of their respective officers, employees, representatives, agents, affiliates, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

10.                                 Exculpation.  The person signing this Amendment on behalf of the Borrower and the Guarantors is signing strictly in his/her corporate capacity and not in an individual capacity.  The Lenders shall not assert, seek or obtain, and there shall be no personal liability against the person signing this Agreement other than with respect to or arising by virtue of fraud, intentional misstatement or gross mismanagement.

11.                                 Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.  Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                                                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

BORROWER:	CENTRO NP LLC, a Maryland limited liability company

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

GUARANTORS:		NEW PLAN REALTY TRUST, LLC a Delaware limited liability company

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

EXCEL REALTY TRUST - ST, LLC, a Delaware Limited Liability Company

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

NEW PLAN FLORIDA HOLDINGS, LLC, a Delaware Limited Liability Company

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

		By:	CA New Plan Asset, Inc., a Delaware corporation, its sole general partner

		By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

EXCEL REALTY TRUST-NC, a North Carolina general partnership

		By:	NC Properties#1 Inc., a Delaware corporation, its managing partner

		By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

NP OF TENNESSEE, L.P., a Delaware limited partnership

	By:	New Plan of Tennessee, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

	By:	ERT Development Corporation, a Delaware corporation, general partner

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President
By:	ERT Pointe Orlando, Inc., a New York Corporation, a New York corporation, general partner

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

CA NEW PLAN TEXAS ASSETS, L.P., a Delaware limited partnership

	By:	CA New Plan Floating Rate SPE, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER II, L.P., a Delaware limited partnership

	By:	HK New Plan Lower Tier OH, LLC, a Delaware limited liability company, its general partner

	By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

NEW PLAN OF ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

NEW PLAN OF MICHIGAN, LLC, a Delaware limited liability company

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation

By:	/s/ John Hutchinson
Name: John Hutchinson
Title: Vice President

CPT MANAGER LIMITED

By:	/s/ Andrew Scott
Name: Andrew Scott
Title: Director

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Company Secretary

CENTRO PROPERTIES LIMITED

By:	/s/ Andrew Scott
Name: Andrew Scott
Title: Director

By:	/s/ Elizabeth Hourigan
Name: Elizabeth Hourigan
Title: Company Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Mark Mokelke
Name: Mark Mokelke
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.,

	By:	/s/ Mark Mokelke
Name: Mark Mokelke
Title: Vice President